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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):          OCTOBER 20, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                      1-13086                     04-2515019
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


     5 POST OAK PARK, SUITE 1760,
           HOUSTON, TEXAS                                          77027-3415
(Address of Principal Executive Offices)                           (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                        Exhibit Index Appears on Page 5
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ITEM 5.   OTHER EVENTS.

THIRD QUARTER EARNINGS

        On October 20, 1997, EVI, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended September 30, 1997. A copy of the press release announcing the Company's earnings for the quarter ended September 30, 1997, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

DECEMBER 31, 1996 FINANCIAL STATEMENTS - RESTATEMENT TO REFLECT MAY 1997 STOCK SPLIT

        On May 12, 1997, the Company effected a two-for-one stock split. Subsequent to the stock split, the Company has restated its financial statements for the year ended December 31, 1996, to reflect the stock split. Such restated financial statements are filed as Exhibit 99.2 and are hereby incorporated herein by reference.

TRICO ACQUISITION

         On October 9, 1997, the Company entered into an agreement ("Trico Purchase Agreement") to acquire Trico Industries, Inc. ("Trico"), a Texas-based manufacturer and distributor of sub-surface reciprocating pumps, sucker rods, accessories and hydraulic lift systems, from PACCAR Inc ("PACCAR") for cash consideration of $105 million, subject to adjustments for changes in the net assets from August 31, 1997, to the date of closing. Trico has manufacturing locations in San Marcos and Greenville, Texas, and operates 35 service locations throughout the oil and natural gas producing regions in the United States. Trico also owns a 30% interest in BMW Monarch (Lloydminster) Ltd. ("BMW Monarch"), a Canadian distributor of progressing cavity pumps and other oilfield equipment. Trico is the largest manufacturer of hydraulic lift systems in the world. Hydraulic lift is a specialty technology that addresses high volume wells typically in deviated configurations. Trico's hydraulic lift technology constitutes an important addition to the Company's rod lift, progressing cavity lift and gas lift product lines. The addition of Trico's hydraulic lift technology is expected to further enhance the Company's ability to provide its clients with a complete line of artificial lift solutions. The Company's acquisition of Trico is subject to various conditions, including the receipt of all necessary governmental consents and approvals and the expiration of all applicable waiting periods.

BMW ACQUISITION

         On October 9, 1997, the Company entered into an agreement ("BMW Purchase Agreement") to acquire all of the outstanding shares of BMW Monarch not owned by Trico and all of the outstanding shares of BMW Pump, Inc. ("BMW Pump") for an aggregate cash consideration of C$130 million, subject to adjustments for changes in the net assets of BMW Pump and BMW Monarch from March 31, 1997, to the date of closing. BMW Pump is a Canadian-based manufacturer of progressing cavity pumps and BMW Monarch is a Canadian supplier of progressing cavity pumps as well as other production related oilfield products. The acquisition of BMW Pump and BMW Monarch is expected to allow the Company to consolidate the manufacturing, marketing, applications engineering and service operations of BMW Pump and BMW Monarch with those of the Company in Canada. The Company also intends to expand BMW Pump's sales outside of Canada through the use of the Company's international and United States distribution network. The acquisition of BMW Monarch and BMW Pump is subject to various conditions, including the closing of the Company's acquisition of Trico and the receipt of all necessary governmental consents and approvals and the expiration of all applicable waiting periods.







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         A copy of the press release announcing the signing of the Trico
Purchase Agreement and the BMW Purchase Agreement is filed as Exhibit 99.3 and is hereby incorporated herein by reference.

         Statements made herein that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that the expectations described herein are reasonable, the actual results could differ materially from those currently anticipated. Factors that could cause results to differ materially include changes in industry conditions and demand for oil and gas, changes in the market for artificial lift systems and progressing cavity pumps and delays in the ability of the Company to fully integrate the operations of Trico, BMW Monarch and BMW Pump and achieve the strategic benefits described above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

         2.1     -   Stock Purchase Agreement dated as of October 9, 1997,
                     between EVI, Inc. and PACCAR Inc.

         2.2     -   Stock Purchase Agreement dated as of October 9, 1997,
                     among certain shareholders of BMW Monarch (Lloydminster)
                     Ltd., the shareholders of BMW Pump Inc., the shareholder of Makelki Holdings Ltd., the shareholder of 589979
                     Alberta Ltd., the shareholders of 600969 Alberta Ltd., the shareholders of 391862 Alberta Ltd. and EVI, Inc.

        23.1     -   Consent of Arthur Andersen LLP with respect to the
                     financial statements of EVI, Inc.

        23.2     -   Consent of Arthur Andersen LLP with respect to the
                     financial statements of EVI, Inc.

        99.1     -   Press Release of the Company dated October 20, 1997,
                     announcing the Company's earnings for the quarter ended
                     September 30, 1997.

        99.2     -   Financial Statements of the Company restated to reflect
                     May 1997 stock split.

        99.3     -   Press Release of the Company dated October 9, 1997,
                     announcing the signing of the Trico Purchase Agreement and the BMW Purchase Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EVI, INC.



Dated: October 20, 1997                           /s/ Frances R. Powell
                                             ---------------------------------
                                                      Frances R. Powell
                                                 Vice President, Accounting
                                                        and Controller





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                               INDEX TO EXHIBITS


Number                                 Exhibit
------                                 -------
 2.1     -   Stock Purchase Agreement dated as of October 9, 1997, between
             EVI, Inc. and PACCAR Inc.

 2.2     -   Stock Purchase Agreement dated as of October 9, 1997, among certain shareholders of BMW Monarch (Lloydminster) Ltd., the shareholders of BMW Pump Inc., the shareholder of Makelki Holdings
             Ltd., the shareholder of 589979 Alberta Ltd., the shareholders of 600969 Alberta Ltd., the shareholders of 391862 Alberta Ltd.
             and EVI, Inc.

23.1     -   Consent of Arthur Andersen LLP with respect to the financial statements of EVI, Inc.

23.2     -   Consent of Arthur Andersen LLP with respect to the financial statements of EVI, Inc.

99.1     -   Press Release of the Company dated October 20, 1997, announcing the Company's earnings for the quarter ended September 30, 1997.

99.2     -   Financial Statements of the Company restated to reflect May 1997 stock split.

99.3     -   Press Release of the Company dated October 9, 1997, announcing the signing of the Trico Purchase Agreement and the BMW Purchase
             Agreement.





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